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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               ARGO BANCORP, INC.
                             ARGO CAPITAL TRUST, CO.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                                36-3620612
(state of incorporation                         ----------------------------
or organization)                              (IRS Employer Identification No.)

7600 West 63rd Street, Summit, Illinois                           60501
-----------------------------------------------             -----------------
(Address of principal executive offices)                       (Zip Code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box [ X ]

Securities Act registration statement file number to which this form relates:
333-59435
333-59435-01

Securities to be registered pursuant to Section 12(g) of the Act:

                  Capital Securities of Argo Capital Trust, Co.
  Junior Subordinated Deferrable Interest Debentures of Argo Capital Trust Co.
                          Argo Bancorp, Inc. Guarantee
       -------------------------------------------------------------------
                                (Title of Class)

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ITEM 1       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the portion of the Prospectus under the heading "Description of Capital Stock of the Company," filed as part of the Registrant's Registration Statement on Form S-1, No. 333-59435-01 filed on July 21, 1998, as amended.

ITEM 2            EXHIBITS

         1. Copies of all constituent instruments defining the rights of all the holders of each class of such securities, including any contract or other documents which limit or qualify the rights of such holders.

                  (a) Amended and Restated Certificate of Incorporation of Argo Bancorp, Inc.

                  Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (b)  Bylaws of Argo Bancorp, Inc.

                  Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (c)  Form of Stock Certificate

                  Incorporated by reference to Exhibit 4.0 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (d) Form of Indenture of the company relating to the Junior Subordinated Debentures

                  Incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (e)  Form of Certificate of Junior Subordinated Debenture

                  Incorporated by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (f) Form of Capital Security Certificate for Argo Capital Trust Co.

                  Incorporated by reference to Exhibit 4.5 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

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                  (g)   Form of Guarantee of the Company related to the Capital
                        Securities

                  Incorporated by reference to Exhibit 4.6 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

                  (h) Amended and Restated Declaration of Trust of Argo Capital Trust Co.

                  Incorporated by reference to Exhibit 4.7 to Registrant's Registration Statement on Form S-1, No. 333-59435 and 333-59435-01, filed on July 21, 1998, as amended.

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 ARGO BANCORP, INC.
                                 -----------------------------------------------
                                 (Registrant)


                                 Date: November 3, 1998


                                 By: /s/ John G. Yedinak
                                  ----------------------------------------------
                                 John G. Yedinak
                                 President and Chief Executive Officer



                                 ARGO CAPITAL TRUST CO.
                                 -----------------------------------------------
                                 (Registrant)


                                  Date: November 3, 1998


                                  By: /s/ John G. Yedinak
                                  ----------------------------------------------
                                  John G. Yedinak
                                  Administrative Trustee



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